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                                                                [CERTIFICATE]

                                                               April 25, 1995

      INCORPORATED UNDER THE LAWS                                                         OF THE STATE OF DELAWARE

            NUMBER                                                                                SHARES


             -S-                                                                                 SPECIMEN


                                                         GOLDEN STATE VINTNERS, INC.
                                            54,000,000 SHARES OF CLASS B COMMON STOCK AUTHORIZED




THIS CERTIFIES THAT:  ********SPECIMEN****************************************************************
                      --------------------------------------------------------------------------------
IS THE REGISTERED HOLDER OF    ***********SPECIMEN***************************  FULLY PAID  AND NON-ASSESSABLE SHARES OF THE CLASS B
                               -----------------------------------------------
COMMON STOCK OF

                                                         GOLDEN STATE VINTNERS, INC.

HEREINAFTER DESIGNATED "THE CORPORATION," TRANSFERABLE ONLY ON THE SHARE REGISTER OF THE CORPORATION UPON SURRENDER OF THIS
CERTIFICATE PROPERLY ENDORSED OR ASSIGNED.


     This certificate and the shares represented hereby shall be held subject to all of the provisions of the Certificate of
Incorporation, as amended, and the Bylaws of said Corporation, a copy of each of which is on file at the office of the Corporation, and made a part hereof as fully as though the provisions of said Articles of Incorporation and Bylaws were imprinted in full on this certificate, to all of which the holder of this certificate, by acceptance hereof, assents and agrees to be bound.


     IN WITNESS WHEREOF, THE CORPORATION HAS CAUSED THIS CERTIFICATE TO BE SIGNED BY ITS DULY AUTHORIZED OFFICERS.

                                               DATED:
                                                     -----------------------



------------------------------------------------------                     -------------------------------------------------
Brian R. Thompson                            Secretary                     Jeffrey B. O'Neill                      President

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FOR VALUE RECEIVED ___________ HEREBY SELL, ASSIGN AND TRANSFER UNTO
/__________________/_______________________________________________
PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
___________________________________________________________________

_________________________________________________SHARES REPRESENTED
BY THE WITHIN CERTIFICATE AND DO HEREBY IRREVOCABLY CONSTITUTE AND

APPOINT ___________________________________________________ATTORNEY
TO TRANSFER THE SAID SHARES ON THE SHARE REGISTER OF THE WITHIN NAMED CORPORATION, WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED________________________  _____

IN PRESENCE OF _____________________\______________________________
                                    \
____________________________________\______________________________

NOTICE: THE SIGNATURE OF THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE. IN EVERY
PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE
WHATEVER.